                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 20, 2004

                         INTERNET SECURITY SYSTEMS, INC.
                         -------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                                     0-23655
                                     -------
                            (COMMISSION FILE NUMBER)

                                   58-2362189
                                   ----------
                      (IRS EMPLOYER IDENTIFICATION NUMBER)

                   6303 BARFIELD ROAD, ATLANTA, GEORGIA 30328
                   ------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (404) 236-2600

                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 12. Results of Operations and Financial Condition

On April 20, 2004, Internet Security Systems, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended March 31, 2004 and providing its Business Outlook for the quarter ending June 30, 2004 and year ending December 31, 2004. A copy of the press release is attached as
Exhibit 99.1.

Attached to this report on Form 8-K as Exhibit 99.2 is supplemental financial data expected to be mentioned during the Company's earnings call scheduled for 4:30 p.m. Eastern time, April 20, 2004.

The information in this Report, including the Exhibits attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: April 20, 2004.


                                      INTERNET SECURITY SYSTEMS, INC.



                                      By: /s/ Richard Macchia
                                          ---------------------------
                                          Richard Macchia
                                          Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number and Description

99.1              Press Release issued April 20, 2004
99.2              Supplemental Financial Data